PARK BRIDGE LENDER SERVICES LLC

February 4, 2023

RE: Management’s Report on Assessment of 2022 Compliance by

Park Bridge Lender Services LLC with Regulation AB Servicing Criteria

Park Bridge Lender Services LLC (the “Asserting Party” or “PBLS”) is responsible for assessing its compliance, as of and for the calendar year ended December 31, 2022 (the “Reporting Period”), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations.

The transactions covered by this assertion are those transactions processed by the Asserting Party in its capacity as trust advisor or operating advisor for the asset-backed securities transactions listed in Exhibit A attached hereto (the “Platform”).

The Asserting Party is responsible for assessing its compliance with the servicing criteria applicable to it. The Asserting Party used the criteria in paragraph (d) of Item 1122 of Regulation AB (17 C.F.R. 229.1122) to assess its compliance. The full outline of the Asserting Party’s contractually applicable servicing criteria under various securitization pooling and servicing agreements can be found in Exhibit B attached hereto. The servicing criteria listed in the column title “Inapplicable Servicing Criteria” on Exhibit B hereto are not applicable to the Asserting Party based on the activities it performs with respect to the Platform.

Based on its assessment, the Asserting Party believes that, as of and for the periods the contractual obligations existed for the Platform in the Reporting Period, the Asserting Party has complied in all material respects with the servicing criteria listed in the column title “Applicable Servicing Criteria” on Exhibit B hereto (the “Applicable Servicing Criteria”).

FORVIS, LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

Signed:

/s/ Robert J. Spinna Jr.

Robert J. Spinna Jr.

Principal

600 Third Avenue, 40th Floor, New York, NY 10016

www.parkbridgefinancial.com

EXHIBIT A

Asserting Party’s 2022 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
3650 2021-PF1	January 01, 2022	to	December 31, 2022
3650R 2022-PF2	November 30, 2022	to	December 31, 2022
AOA 2021-1177	January 01, 2022	to	December 31, 2022
AREIT 2019-CRE3	January 01, 2022	to	December 31, 2022
AREIT 2021-CRE5	January 01, 2022	to	December 31, 2022
AVMT 2018-AVM	January 01, 2022	to	December 31, 2022
BACM 2016-UBS10	January 01, 2022	to	December 31, 2022
BACM 2017-BNK3	January 01, 2022	to	December 31, 2022
BAMLL 2021-JACX	January 01, 2022	to	December 31, 2022
Bancorp 2017-CRE2	January 01, 2022	to	December 31, 2022
Bancorp 2018-CRE3	January 01, 2022	to	December 31, 2022
Bancorp 2018-CRE4	January 01, 2022	to	December 31, 2022
Bancorp 2019-CRE5	January 01, 2022	to	December 31, 2022
BANK 2017-BNK5	January 01, 2022	to	December 31, 2022
BANK 2017-BNK6	January 01, 2022	to	December 31, 2022
BANK 2017-BNK8	January 01, 2022	to	December 31, 2022
BANK 2017-BNK9	January 01, 2022	to	December 31, 2022
BANK 2018-BNK11	January 01, 2022	to	December 31, 2022
BANK 2018-BNK12	January 01, 2022	to	December 31, 2022
BANK 2018-BNK14	January 01, 2022	to	December 31, 2022
BANK 2018-BNK15	January 01, 2022	to	December 31, 2022
BANK 2019-BNK16	January 01, 2022	to	December 31, 2022
BANK 2019-BNK19	January 01, 2022	to	December 31, 2022
BANK 2019-BNK20	January 01, 2022	to	December 31, 2022
BANK 2019-BNK21	January 01, 2022	to	December 31, 2022
BANK 2019-BNK23	January 01, 2022	to	December 31, 2022
BANK 2019-BNK24	January 01, 2022	to	December 31, 2022
BANK 2020-BNK26	January 01, 2022	to	December 31, 2022
BANK 2020-BNK27	January 01, 2022	to	December 31, 2022
BANK 2020-BNK28	January 01, 2022	to	December 31, 2022
BANK 2020-BNK30	January 01, 2022	to	December 31, 2022
BANK 2021-BNK31	January 01, 2022	to	December 31, 2022
BANK 2021-BNK32	January 01, 2022	to	December 31, 2022
BANK 2021-BNK33	January 01, 2022	to	December 31, 2022
BANK 2021-BNK35	January 01, 2022	to	December 31, 2022
BANK 2021-BNK37	January 01, 2022	to	December 31, 2022
BANK 2022-BNK39	February 10, 2022	to	December 31, 2022
BANK 2022-BNK42	June 09, 2022	to	December 31, 2022
BANK 2022-BNK44	November 22, 2022	to	December 31, 2022

BBCMS 2017-C1	January 01, 2022	to	December 31, 2022
BBCMS 2018-C2	January 01, 2022	to	December 31, 2022
BBCMS 2019-BWAY	January 01, 2022	to	December 31, 2022
BBCMS 2019-C4	January 01, 2022	to	December 31, 2022
BBCMS 2020-C7	January 01, 2022	to	December 31, 2022
BBCMS 2021-C11	January 01, 2022	to	December 31, 2022
BBCMS 2021-C9	January 01, 2022	to	December 31, 2022
BBCMS 2022-C14	February 23, 2022	to	December 31, 2022
BBCMS 2022-C16	June 28, 2022	to	December 31, 2022
BBCMS 2022-C18	December 14, 2022	to	December 31, 2022
BCP 2021-330N	January 01, 2022	to	December 31, 2022
BDS 2020-FL6	January 01, 2022	to	December 31, 2022
BDS 2021-FL8	January 01, 2022	to	December 31, 2022
BDS 2022-FL12	September 22, 2022	to	December 31, 2022
BFLD 2019-DPLO	January 01, 2022	to	December 31, 2022
BFLD 2020-EYP	January 01, 2022	to	December 31, 2022
BFLD 2020-OBRK	January 01, 2022	to	December 31, 2022
BFLD 2021-FPM	January 01, 2022	to	December 31, 2022
BHPT 2019-BXHP	January 01, 2022	to	December 31, 2022
BLOX 2021-BLOX	January 01, 2022	to	December 31, 2022
BMARK 2018-B1	January 01, 2022	to	December 31, 2022
BMARK 2018-B3	January 01, 2022	to	December 31, 2022
BMARK 2018-B4	January 01, 2022	to	December 31, 2022
BMARK 2018-B6	January 01, 2022	to	December 31, 2022
BMARK 2018-B7	January 01, 2022	to	December 31, 2022
BMARK 2019-B13	January 01, 2022	to	December 31, 2022
BMARK 2019-B15	January 01, 2022	to	December 31, 2022
BMARK 2019-B9	January 01, 2022	to	December 31, 2022
BMARK 2020-B16	January 01, 2022	to	December 31, 2022
BMARK 2020-B18	January 01, 2022	to	December 31, 2022
BMARK 2020-B21	January 01, 2022	to	December 31, 2022
BMARK 2020-IG1	January 01, 2022	to	December 31, 2022
BMARK 2021-B23	January 01, 2022	to	December 31, 2022
BMARK 2021-B24	January 01, 2022	to	December 31, 2022
BMARK 2021-B26	January 01, 2022	to	December 31, 2022
BMARK 2021-B27	January 01, 2022	to	December 31, 2022
BMARK 2021-B29	January 01, 2022	to	December 31, 2022
BMARK 2021-B30	January 01, 2022	to	December 31, 2022
BMARK 2022-B33	March 15, 2022	to	December 31, 2022
BMARK 2022-B34	April 14, 2022	to	December 31, 2022
BMARK 2022-B35	May 12, 2022	to	December 31, 2022
BMARK 2022-B36	August 23, 2022	to	December 31, 2022
BMO 2022-C1	February 28, 2022	to	December 31, 2022
BMO 2022-C3	October 07, 2022	to	December 31, 2022
BPCRE 2021-FL1	January 01, 2022	to	October 17, 2022

BPR 2021-KEN	January 01, 2022	to	December 31, 2022
BPR 2021-NRD	January 01, 2022	to	December 31, 2022
BPR 2021-TY	January 01, 2022	to	December 31, 2022
BPR 2021-WILL	January 01, 2022	to	December 31, 2022
BPR 2022-OANA	April 19, 2022	to	December 31, 2022
BPR 2022-SSP	June 05, 2022	to	December 31, 2022
BPR 2022-STAR	August 18, 2022	to	December 31, 2022
BSREP 2021-DC	January 01, 2022	to	December 31, 2022
BWAY 2021-1450	January 01, 2022	to	December 31, 2022
BX 2018-BILT	January 01, 2022	to	December 31, 2022
BX 2018-GW	January 01, 2022	to	December 31, 2022
BX 2019-OC11	January 01, 2022	to	December 31, 2022
BX 2019-XL	January 01, 2022	to	December 31, 2022
BX 2020-BXLP	January 01, 2022	to	January 28, 2022
BX 2020-VKNG	January 01, 2022	to	December 31, 2022
BX 2021-21M	January 01, 2022	to	December 31, 2022
BX 2021-ACNT	January 01, 2022	to	December 31, 2022
BX 2021-IRON	January 01, 2022	to	December 31, 2022
BX 2021-LGCY	January 01, 2022	to	December 31, 2022
BX 2021-PAC	January 01, 2022	to	December 31, 2022
BX 2021-SDMF	January 01, 2022	to	December 31, 2022
BX 2021-VINO	January 01, 2022	to	December 31, 2022
BX 2021-VOLT	January 01, 2022	to	December 31, 2022
BX 2021-XL2	January 01, 2022	to	December 31, 2022
BX 2022-FOX2	December 12, 2022	to	December 31, 2022
BX 2022-GPA	September 29, 2022	to	December 31, 2022
BX 2022-IND	April 20, 2022	to	December 31, 2022
BX 2022-LP2	February 22, 2022	to	December 31, 2022
BX 2022-PSB	August 15, 2022	to	December 31, 2022
BX 2022-WSS	March 24, 2022	to	December 31, 2022
CAMB 2021-CX2	January 01, 2022	to	December 31, 2022
Carbon 2019-FL2	January 01, 2022	to	December 31, 2022
CCUBS 2017-C1	January 01, 2022	to	December 31, 2022
CD 2016-CD1	January 01, 2022	to	December 31, 2022
CD 2016-CD2	January 01, 2022	to	December 31, 2022
CD 2017-CD3	January 01, 2022	to	December 31, 2022
CD 2017-CD4	January 01, 2022	to	December 31, 2022
CD 2017-CD5	January 01, 2022	to	December 31, 2022
CD 2017-CD6	January 01, 2022	to	December 31, 2022
CD 2018-CD7	January 01, 2022	to	December 31, 2022
CD 2019-CD8	January 01, 2022	to	December 31, 2022
CF 2019-BOSS	January 01, 2022	to	December 31, 2022
CF 2019-CF1	January 01, 2022	to	December 31, 2022
CF 2019-CF2	January 01, 2022	to	December 31, 2022
CF 2019-CF3	January 01, 2022	to	December 31, 2022

CF 2020-P1	January 01, 2022	to	December 31, 2022
CFCRE 2016-C3	January 01, 2022	to	December 31, 2022
CFCRE 2016-C4	January 01, 2022	to	December 31, 2022
CFCRE 2016-C6	January 01, 2022	to	December 31, 2022
CFCRE 2016-C7	January 01, 2022	to	December 31, 2022
CFCRE 2017-C8	January 01, 2022	to	December 31, 2022
CFCRE 2018-TAN	January 01, 2022	to	December 31, 2022
CGCMT 2014-GC21	January 01, 2022	to	December 31, 2022
CGCMT 2014-GC25	January 01, 2022	to	December 31, 2022
CGCMT 2015-GC27	January 01, 2022	to	December 31, 2022
CGCMT 2015-GC35	January 01, 2022	to	December 31, 2022
CGCMT 2015-P1	January 01, 2022	to	December 31, 2022
CGCMT 2016-C1	January 01, 2022	to	December 31, 2022
CGCMT 2016-GC37	January 01, 2022	to	December 31, 2022
CGCMT 2016-P3	January 01, 2022	to	December 31, 2022
CGCMT 2016-P4	January 01, 2022	to	December 31, 2022
CGCMT 2016-P5	January 01, 2022	to	December 31, 2022
CGCMT 2016-P6	January 01, 2022	to	December 31, 2022
CGCMT 2017-C4	January 01, 2022	to	December 31, 2022
CGCMT 2017-P7	January 01, 2022	to	December 31, 2022
CGCMT 2018-B2	January 01, 2022	to	December 31, 2022
CGCMT 2018-C6	January 01, 2022	to	December 31, 2022
CGCMT 2019-GC41	January 01, 2022	to	December 31, 2022
CGCMT 2019-GC43	January 01, 2022	to	December 31, 2022
CGCMT 2019-SMRT	January 01, 2022	to	December 31, 2022
CGCMT 2020-GC46	January 01, 2022	to	December 31, 2022
CGCMT 2022-GC48	June 21, 2022	to	December 31, 2022
CHC 2019-CHC	January 01, 2022	to	December 31, 2022
COMM 2012-CCRE2	January 01, 2022	to	December 31, 2022
COMM 2012-CCRE4	January 01, 2022	to	December 31, 2022
COMM 2012-CCRE5	January 01, 2022	to	December 31, 2022
COMM 2012-LC4	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE10	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE11	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE12	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE6	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE7	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE8	January 01, 2022	to	December 31, 2022
COMM 2013-CCRE9	January 01, 2022	to	December 31, 2022
COMM 2013-LC13	January 01, 2022	to	December 31, 2022
COMM 2013-LC6	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE14	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE15	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE16	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE17	January 01, 2022	to	December 31, 2022

COMM 2014-CCRE18	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE19	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE20	January 01, 2022	to	December 31, 2022
COMM 2014-CCRE21	January 01, 2022	to	December 31, 2022
COMM 2014-LC15	January 01, 2022	to	December 31, 2022
COMM 2014-LC17	January 01, 2022	to	December 31, 2022
COMM 2014-UBS2	January 01, 2022	to	December 31, 2022
COMM 2014-UBS3	January 01, 2022	to	December 31, 2022
COMM 2014-UBS4	January 01, 2022	to	December 31, 2022
COMM 2014-UBS5	January 01, 2022	to	December 31, 2022
COMM 2015-CCRE22	January 01, 2022	to	December 31, 2022
COMM 2015-CCRE24	January 01, 2022	to	December 31, 2022
COMM 2015-CCRE26	January 01, 2022	to	December 31, 2022
COMM 2015-CCRE27	January 01, 2022	to	December 31, 2022
COMM 2015-DC1	January 01, 2022	to	December 31, 2022
COMM 2015-LC19	January 01, 2022	to	December 31, 2022
COMM 2015-LC21	January 01, 2022	to	December 31, 2022
COMM 2015-LC23	January 01, 2022	to	December 31, 2022
COMM 2015-PC1	January 01, 2022	to	December 31, 2022
COMM 2016-667M	January 01, 2022	to	December 31, 2022
COMM 2016-CCRE28	January 01, 2022	to	December 31, 2022
COMM 2016-COR1	January 01, 2022	to	December 31, 2022
COMM 2016-DC2	January 01, 2022	to	December 31, 2022
COMM 2017-COR2	January 01, 2022	to	December 31, 2022
COMM 2018-COR3	January 01, 2022	to	December 31, 2022
COMM 2018-HOME	January 01, 2022	to	December 31, 2022
COMM 2019-GC44	January 01, 2022	to	December 31, 2022
COMM 2020-CX	January 01, 2022	to	December 31, 2022
COMM 2021-2400	January 01, 2022	to	December 31, 2022
COMM 2021-LBA	January 01, 2022	to	January 07, 2022
COMM 2022-HC	January 26, 2022	to	December 31, 2022
CSAIL 2015-C1	January 01, 2022	to	December 31, 2022
CSAIL 2015-C2	January 01, 2022	to	December 31, 2022
CSAIL 2016-C6	January 01, 2022	to	December 31, 2022
CSAIL 2016-C7	January 01, 2022	to	December 31, 2022
CSAIL 2017-C8	January 01, 2022	to	December 31, 2022
CSAIL 2017-CX10	January 01, 2022	to	December 31, 2022
CSAIL 2018-CX11	January 01, 2022	to	December 31, 2022
CSAIL 2018-CX12	January 01, 2022	to	December 31, 2022
CSAIL 2019-C15	January 01, 2022	to	December 31, 2022
CSAIL 2019-C17	January 01, 2022	to	December 31, 2022
CSAIL 2020-C19	January 01, 2022	to	December 31, 2022
CSAIL 2021-C20	January 01, 2022	to	December 31, 2022
CSMC 2016-NXSR	January 01, 2022	to	December 31, 2022
CSMC 2017-CALI	January 01, 2022	to	December 31, 2022

CSMC 2017-CHOP	January 01, 2022	to	December 31, 2022
CSMC 2017-MOON	January 01, 2022	to	July 15, 2022
CSMC 2017-PFHP	January 01, 2022	to	December 31, 2022
CSMC 2018-SITE	January 01, 2022	to	December 31, 2022
CSMC 2019-ICE4	January 01, 2022	to	December 31, 2022
CSMC 2019-UVIL	January 01, 2022	to	December 31, 2022
CSMC 2020-FACT	January 01, 2022	to	December 31, 2022
CSMC 2020-TMIC	January 01, 2022	to	December 31, 2022
CSMC 2021-980M	January 01, 2022	to	December 31, 2022
CSMC 2021-B33	January 01, 2022	to	December 31, 2022
CSMC 2021-BHAR	January 01, 2022	to	December 31, 2022
CSMC 2022-NWPT	September 21, 2022	to	December 31, 2022
DAFC 2017-AMO	January 01, 2022	to	December 31, 2022
DBGS 2018-5BP	January 01, 2022	to	December 31, 2022
DBGS 2018-BIOD	January 01, 2022	to	December 31, 2022
DBGS 2018-C1	January 01, 2022	to	December 31, 2022
DBJPM 2016-C1	January 01, 2022	to	December 31, 2022
DBJPM 2016-C3	January 01, 2022	to	December 31, 2022
DBJPM 2020-C9	January 01, 2022	to	December 31, 2022
DBUBS 2017-BRBK	January 01, 2022	to	December 31, 2022
DBWF 2018-AMXP	January 01, 2022	to	April 07, 2022
DBWF 2018-GLKS	January 01, 2022	to	December 31, 2022
DOLP 2021-NYC	January 01, 2022	to	December 31, 2022
ELP 2021-ELP	January 01, 2022	to	December 31, 2022
EQUS 2021-EQAZ	January 01, 2022	to	December 31, 2022
ESA 2021-ESH	January 01, 2022	to	December 31, 2022
FMBT 2019-FBLU	January 01, 2022	to	December 31, 2022
FREMF SCR 2016-MDN1	January 01, 2022	to	December 31, 2022
FREMF SCR 2016-MDN2	January 01, 2022	to	December 31, 2022
FREMF SCR 2017-MDN3	January 01, 2022	to	December 31, 2022
GACM 2020-FL2	January 01, 2022	to	February 16, 2022
GCT 2021-GCT	January 01, 2022	to	December 31, 2022
GPMT 2018-FL1	January 01, 2022	to	April 22, 2022
GPMT 2021-FL3	January 01, 2022	to	December 31, 2022
GRACE 2020-GRCE	January 01, 2022	to	December 31, 2022
GSMS 2013-GCJ12	January 01, 2022	to	December 31, 2022
GSMS 2013-GCJ16	January 01, 2022	to	December 31, 2022
GSMS 2014-GC18	January 01, 2022	to	December 31, 2022
GSMS 2015-GC32	January 01, 2022	to	December 31, 2022
GSMS 2016-GS4	January 01, 2022	to	December 31, 2022
GSMS 2017-GS7	January 01, 2022	to	December 31, 2022
GSMS 2017-STAY	January 01, 2022	to	February 09, 2022
GSMS 2018-3PCK	January 01, 2022	to	December 31, 2022

GSMS 2018-GS10	January 01, 2022	to	December 31, 2022
GSMS 2019-GC39	January 01, 2022	to	December 31, 2022
GSMS 2019-GC42	January 01, 2022	to	December 31, 2022
GSMS 2019-GSA1	January 01, 2022	to	December 31, 2022
GSMS 2020-GC47	January 01, 2022	to	December 31, 2022
GSMS 2020-TWN3	January 01, 2022	to	August 09, 2022
GSMS 2021-DM	January 01, 2022	to	December 31, 2022
GSMS 2021-IP	January 01, 2022	to	December 31, 2022
GSMS 2022-AGSS	November 15, 2022	to	December 31, 2022
GWT 2019-WOLF	January 01, 2022	to	December 31, 2022
HIT 2022-HI32	July 06, 2022	to	December 31, 2022
HONO 2021-LULU	January 01, 2022	to	December 31, 2022
ILPT 2019-SURF	January 01, 2022	to	December 31, 2022
ILPT 2022-LPF2	September 22, 2022	to	December 31, 2022
ILPT 2022-LPFX	March 17, 2022	to	December 31, 2022
JPMCC 2013-C10	January 01, 2022	to	December 31, 2022
JPMCC 2018-AON	January 01, 2022	to	December 31, 2022
JPMCC 2018-ASH8	January 01, 2022	to	December 31, 2022
JPMCC 2018-BCON	January 01, 2022	to	December 31, 2022
JPMCC 2018-MINN	January 01, 2022	to	December 31, 2022
JPMCC 2018-PHH	January 01, 2022	to	December 31, 2022
JPMCC 2018-PTC	January 01, 2022	to	December 31, 2022
JPMCC 2018-WPT	January 01, 2022	to	December 31, 2022
JPMCC 2019-ICON	January 01, 2022	to	December 31, 2022
JPMCC 2019-OSB	January 01, 2022	to	December 31, 2022
JPMCC 2020-609M	January 01, 2022	to	December 31, 2022
JPMCC 2020-LOOP	January 01, 2022	to	December 31, 2022
JPMCC 2021-1MEM	January 01, 2022	to	December 31, 2022
JPMCC 2021-2NU	January 01, 2022	to	December 31, 2022
JPMCC 2021-410T	January 01, 2022	to	December 31, 2022
JPMCC 2022-NLP	May 16, 2022	to	December 31, 2022
JPMDB 2017-C5	January 01, 2022	to	December 31, 2022
KIND 2021-KDIP	January 01, 2022	to	December 31, 2022
KNDR 2021-KIND	January 01, 2022	to	December 31, 2022
LAQ 2022-LAQ	March 30, 2022	to	December 31, 2022
LCCM 2017-LC26	January 01, 2022	to	December 31, 2022
LIFE 2021-BMR	January 01, 2022	to	December 31, 2022
LIFE 2022-BMR2	May 24, 2022	to	December 31, 2022
LUXE 2021-MLBH	January 01, 2022	to	December 31, 2022
Manhattan West 2020-1MW	January 01, 2022	to	December 31, 2022
MARG 2019-MARG	January 01, 2022	to	December 31, 2022
MHC 2021-MHC	January 01, 2022	to	December 31, 2022
MHC 2021-MHC2	January 01, 2022	to	December 31, 2022
MHP 2021-STOR	January 01, 2022	to	December 31, 2022
MHP 2022-MHIL	January 25, 2022	to	December 31, 2022

MRCD 2019-PARK	January 01, 2022	to	December 31, 2022
MSBAM 2012-C5	January 01, 2022	to	December 31, 2022
MSBAM 2013-C10	January 01, 2022	to	December 31, 2022
MSBAM 2013-C13	January 01, 2022	to	December 31, 2022
MSBAM 2014-C14	January 01, 2022	to	December 31, 2022
MSBAM 2014-C18	January 01, 2022	to	December 31, 2022
MSBAM 2014-C19	January 01, 2022	to	December 31, 2022
MSBAM 2015-C20	January 01, 2022	to	December 31, 2022
MSBAM 2015-C22	January 01, 2022	to	December 31, 2022
MSBAM 2015-C24	January 01, 2022	to	December 31, 2022
MSBAM 2015-C26	January 01, 2022	to	December 31, 2022
MSBAM 2016-C28	January 01, 2022	to	December 31, 2022
MSBAM 2016-C29	January 01, 2022	to	December 31, 2022
MSBAM 2016-C30	January 01, 2022	to	December 31, 2022
MSBAM 2016-C31	January 01, 2022	to	December 31, 2022
MSBAM 2016-C32	January 01, 2022	to	December 31, 2022
MSBAM 2017-C33	January 01, 2022	to	December 31, 2022
MSBAM 2017-C34	January 01, 2022	to	December 31, 2022
MSC 2015-MS1	January 01, 2022	to	December 31, 2022
MSC 2015-UBS8	January 01, 2022	to	December 31, 2022
MSC 2016-BNK2	January 01, 2022	to	December 31, 2022
MSC 2016-UBS12	January 01, 2022	to	December 31, 2022
MSC 2017-ASHF	January 01, 2022	to	December 31, 2022
MSC 2017-CLS	January 01, 2022	to	December 31, 2022
MSC 2017-HR2	January 01, 2022	to	December 31, 2022
MSC 2018-H3	January 01, 2022	to	December 31, 2022
MSC 2018-H4	January 01, 2022	to	December 31, 2022
MSC 2018-SUN	January 01, 2022	to	December 31, 2022
MSC 2019-H6	January 01, 2022	to	December 31, 2022
MSC 2019-L3	January 01, 2022	to	December 31, 2022
MSC 2019-PLND	January 01, 2022	to	December 31, 2022
MSC 2020-HR8	January 01, 2022	to	December 31, 2022
MSC 2021-ILP	January 01, 2022	to	December 31, 2022
MSC 2021-L6	January 01, 2022	to	December 31, 2022
MSC 2022-L8	April 07, 2022	to	December 31, 2022
MSCI 2016-UBS11	January 01, 2022	to	December 31, 2022
MSCI 2016-UBS9	January 01, 2022	to	December 31, 2022
MSSG 2017-237P	January 01, 2022	to	December 31, 2022
MTK 2021-GRNY	January 01, 2022	to	December 31, 2022
MTN 2022-LPFL	March 24, 2022	to	December 31, 2022
NCMF 2022-MFP	March 30, 2022	to	December 31, 2022
NCMS 2019-AMZ7B	January 01, 2022	to	December 31, 2022
NCMS 2019-TRUE	January 01, 2022	to	December 31, 2022
NCMS 2020-AGC	January 01, 2022	to	October 18, 2022
NYO 2021-1290	January 01, 2022	to	December 31, 2022

OBPT 2019-OBP	January 01, 2022	to	December 31, 2022
OMPT 2017-1MKT	January 01, 2022	to	December 31, 2022
ONE 2021-PARK	January 01, 2022	to	December 31, 2022
ONYP 2020-1NYP	January 01, 2022	to	December 31, 2022
OPG 2021-PORT	January 01, 2022	to	December 31, 2022
PFP 2019-5	January 01, 2022	to	June 17, 2022
PFP 2019-6	January 01, 2022	to	December 31, 2022
PFP 2021-7	January 01, 2022	to	December 31, 2022
PRK 2017-280P	January 01, 2022	to	December 31, 2022
RCMF 2019-FL3	January 01, 2022	to	December 31, 2022
RCMF 2020-FL4	January 01, 2022	to	December 31, 2022
RCMF 2021-FL5	January 01, 2022	to	December 31, 2022
RCMF 2021-FL6	January 01, 2022	to	December 31, 2022
RCMF 2021-FL7	January 01, 2022	to	December 31, 2022
RCMF 2022-FL10	October 19, 2022	to	December 31, 2022
RCMF 2022-FL8	March 08, 2022	to	December 31, 2022
RCMF 2022-FL9	June 30, 2022	to	December 31, 2022
RIAL 2022-FL1	May 20, 2022	to	December 31, 2022
RLGH 2021-TROT	January 01, 2022	to	December 31, 2022
SBALR 2020-RR1	January 01, 2022	to	December 31, 2022
SFO 2021-555	January 01, 2022	to	December 31, 2022
SGCMS 2016-C5	January 01, 2022	to	December 31, 2022
SGCP 2019-FL2	January 01, 2022	to	June 15, 2022
SGCP 2021-FL3	January 01, 2022	to	December 31, 2022
SGCP 2022-FL4	June 27, 2022	to	December 31, 2022
SLIDE 2018-FUN	January 01, 2022	to	December 31, 2022
SMR 2022-IND	February 15, 2022	to	December 31, 2022
SMRT 2022-MINI	February 08, 2022	to	December 31, 2022
SPGN 2022-TFLM	February 25, 2022	to	December 31, 2022
SREIT 2021-FLWR	January 01, 2022	to	December 31, 2022
SREIT 2021-MFP	January 01, 2022	to	December 31, 2022
SREIT 2021-MFP2	January 01, 2022	to	December 31, 2022
STWD 2021-HTS	January 01, 2022	to	December 31, 2022
TCO 2022-DPM	May 16, 2022	to	December 31, 2022
TPGI 2021-DGWD	January 01, 2022	to	December 31, 2022
TRTX 2018-FL2	January 01, 2022	to	February 11, 2022
UBS 2017-C2	January 01, 2022	to	December 31, 2022
UBS 2017-C3	January 01, 2022	to	December 31, 2022
UBS 2017-C5	January 01, 2022	to	December 31, 2022
UBS 2018-C10	January 01, 2022	to	December 31, 2022
UBS 2018-C12	January 01, 2022	to	December 31, 2022
UBS 2018-C14	January 01, 2022	to	December 31, 2022
UBS 2018-C8	January 01, 2022	to	December 31, 2022
UBS 2019-C16	January 01, 2022	to	December 31, 2022
UBS 2019-C18	January 01, 2022	to	December 31, 2022

UBSBB 2012-C3	January 01, 2022	to	December 31, 2022
UBSBB 2013-C6	January 01, 2022	to	December 31, 2022
VASA 2021-VASA	January 01, 2022	to	December 31, 2022
VLS 2020-LAB	January 01, 2022	to	December 31, 2022
WBHT 2019-WBM	January 01, 2022	to	December 31, 2022
WFCM 2013-LC12	January 01, 2022	to	December 31, 2022
WFCM 2014-LC18	January 01, 2022	to	December 31, 2022
WFCM 2015-LC22	January 01, 2022	to	December 31, 2022
WFCM 2016-BNK1	January 01, 2022	to	December 31, 2022
WFCM 2016-C33	January 01, 2022	to	December 31, 2022
WFCM 2016-C36	January 01, 2022	to	December 31, 2022
WFCM 2016-NXS5	January 01, 2022	to	December 31, 2022
WFCM 2017-C38	January 01, 2022	to	December 31, 2022
WFCM 2017-C42	January 01, 2022	to	December 31, 2022
WFCM 2018-C43	January 01, 2022	to	December 31, 2022
WFCM 2018-C45	January 01, 2022	to	December 31, 2022
WFCM 2018-C47	January 01, 2022	to	December 31, 2022
WFCM 2019-C50	January 01, 2022	to	December 31, 2022
WFCM 2019-C53	January 01, 2022	to	December 31, 2022
WFCM 2019-C54	January 01, 2022	to	December 31, 2022
WFCM 2020-C55	January 01, 2022	to	December 31, 2022
WFCM 2022-C62	April 18, 2022	to	December 31, 2022
WFCM 2022-JS2	January 27, 2022	to	December 31, 2022
WFCM 2022-ONL	March 09, 2022	to	December 31, 2022
WFRBS 2013-UBS1	January 01, 2022	to	December 31, 2022
WPT 2017-WWP	January 01, 2022	to	December 31, 2022
XAN 2020-RSO8	January 01, 2022	to	March 17, 2022
XAN 2020-RSO9	January 01, 2022	to	February 17, 2022

EXHIBIT B

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Regulation AB Reference	Criterion	Performed Directly by PBLS[1]	Performed by Vendor(s) for which PBLS is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PBLS is NOT the Responsible Party	NOT performed by PBLS or by subservicer(s) or vendor(s) retained by PBLS[2]
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.				X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.				X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.				X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.				X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign

X

Exhibit B – page 1 of 5

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Regulation AB Reference	Criterion	Performed Directly by PBLS[1]	Performed by Vendor(s) for which PBLS is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PBLS is NOT the Responsible Party	NOT performed by PBLS or by subservicer(s) or vendor(s) retained by PBLS[2]
financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.				X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)(A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with timeframes and other terms set forth in the transaction agreements.

X
1122(d)(3)(i)(B)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

X
1122(d)(3)(i)(C)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

		X3			X4
1122(d)(3)(i)(D)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

		X3			X4

Exhibit B – page 2 of 5

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Regulation AB Reference	Criterion	Performed Directly by PBLS[1]	Performed by Vendor(s) for which PBLS is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PBLS is NOT the Responsible Party	NOT performed by PBLS or by subservicer(s) or vendor(s) retained by PBLS[2]
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X

Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.				X
1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.				X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.				X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X

Exhibit B – page 3 of 5

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Regulation AB Reference	Criterion	Performed Directly by PBLS[1]	Performed by Vendor(s) for which PBLS is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PBLS is NOT the Responsible Party	NOT performed by PBLS or by subservicer(s) or vendor(s) retained by PBLS[2]
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.				X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.				X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

Remainder of page left blank intentionally

Exhibit B – page 4 of 5

1
The criteria in the columns “Applicable Servicing Criteria” and marked with an “X” are applicable for the Transactions unless otherwise noted. If there were no specially serviced loans under the related Transactions during the reporting period, then no trust advisor, senior trust advisor or operating advisor actions were required.
2
The criteria in the columns “Inapplicable Servicing Criteria” and marked with an “X” were not within the scope of the Asserting Party’s duties in the Transactions.
3
Applicable only to the Transactions listed in Table 2 below.
4
Not applicable to Transactions other than the Transactions listed in Table 2 below.

Table 2

COMM 2012-LC4
COMM 2012 CCRE2
COMM 2012 CCRE4
COMM 2012-CCRE5
COMM 2013-CCRE7
COMM 2013-CCRE9
COMM 2013-LC6
COMM 2013-LC13
COMM 2013-CCRE11
MSBAM 2012-C5

Exhibit B – page 5 of 5